Exhibit 32

M & F BANCORP, INC.

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of M & F Bancorp, Inc. (the “Company”) certify that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:                      November 16, 2010                          /s/ Kim D. Saunders
               Kim D. Saunders
               Chief Executive Officer

Dated:                      November 16, 2010                          /s/ Lyn Hittle
              Lyn Hittle
             Chief Financial Officer

*This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.